UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                January 14, 2009
         --------------------------------------------------------------

                               Exterra Energy Inc.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

          Nevada                       000-52319                  20-5086877
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of incorporation)                                        Identification No.)


              1717 St. James Place, Suite 205, Houston, Texas 77056
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (713) 877-8847
 ------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.02         Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers.

         The Company announces that effective January 12, 2009, Mr. Ray Ledesma resigned as President and Director of the Company. Mr. John Punzo was appointed as President and will retain his position as Chief Executive Officer and as a Director of the Company with all officers to serve in their respective capacities until the next annual meeting of the Directors.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     EXTERRA ENERGY INC.,


                                                     /s/ John Punzo
                                                     ---------------------------
                                                         JOHN PUNZO
                                                     Chief Executive Officer

                                                     Dated:   January 14, 2009